SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: July 12, 2001

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                             A Montana Corporation

                    45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

NEW BUSINESS AND ADDITIONAL FUNDING
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On July 12, 2001, the Company issued a press release announcing it has received an award of new business and a substantial increase in its bank line of credit to support the new business.


(C)  Exhibits

        Exhibit Number                  Description
        99                              Press Release dated July 12, 2001

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        July 12, 2001                    By:  /s/ Mick Quinlivan
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                                              Mick Quinlivan
                                              Chief Financial Officer